UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2013

Item 1.	Reports to Stockholders.

1	31	2013

SEMIANNUAL REPORT

Oppenheimer California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		Barclays Capital Municipal Bond Index
	Without Sales Charge	With Sales Charge
6-Month	4.40%	–0.56%	1.82%
1-Year	13.68	8.28	4.80
5-Year	4.16	3.15	5.73
10-Year	4.79	4.28	5.17

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

The Fund’s Class A shares produced a cumulative total return of 4.40% (without sales charge) for the six months ended January 31, 2013. By comparison, the cumulative total return of the Fund’s benchmark, the Barclays Capital Municipal Bond Index, was 1.82% for the same period. Amid a challenging interest rate environment, the Fund generated a yield of 5.52% at net asset value, based on the 22-day accrual period ended January 22, 2013.

MARKET OVERVIEW

Despite sluggish economic growth, the rally in the municipal market continued this reporting period. Investor demand remained strong, and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of January 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 2 basis points from July 31, 2012. On January 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.84%, up 14 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 5 basis points from the July 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.52%
Dividend Yield with sales charge	5.26
Standardized Yield	4.35
Taxable Equivalent Yield	8.77
Last distribution (1/22/13)	$0.041
Total distributions (8/1/12 to 1/31/13)	$0.246

Endnotes for this discussion begin on page 11 of this report

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	3

0.25% and the Fed’s expectation was that the rate would likely remain very low until late 2014. In September 2012, this timeframe was lengthened to mid-2015 and then, in December, linked to the unemployment rate. Rates will not move, the Fed announced, until unemployment is below 6.5%, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

In January 2013, California Governor Jerry Brown released a $98 billion spending plan for fiscal 2014, which starts July 1, 2013, and announced that the state had eliminated its deficit. The budget proposal called for reduced issuance, thus continuing the state’s conservative approach to bond sales that has been in place for the past 2 years. If approved, the proposal would change the funding source for some transportation bonds and shift responsibility for the debt service related to university capital expenditures.

The nonpartisan Legislative Analyst’s Office (“the LAO”) commended the governor for his balanced budget proposal and his attempts to rein in general obligation bond borrowing. The LAO liked that the multi-year spending plan would maintain a $1 billion reserve, and pay down a “wall of debt” from deferrals and intrafund borrowings. The state’s end of year revenues came in more than 1% above estimates in the budget, according to Controller John Chiang.

Assuming the economy remains stable, tax collections should improve for the rest of fiscal 2013, in large part because of the passage of Proposition 30, which raised the sales tax rate to 7.5% and the personal income tax rate for the wealthy to as much as 13.3%. In November 2012, the LAO issued a report that cited expenditures are expected to grow less rapidly than revenues, and the state should have growing operation surpluses—potentially ending what the LAO called “a decade of budget challenges.”

While some alarmist headlines appeared this reporting period about the bankruptcy filings of Mammoth Lakes, San Bernardino and Stockton, their combined debt was estimated to represent less than one-sixth of 1 percent of the California muni market and less than three-hundredths of 1 percent of the national muni market. The Mammoth Lakes case was dismissed in November 2012.

In a report issued January 30, 2013, Standard & Poor’s analysts predicted that the majority of California’s cities are likely to experience improved credit quality as their economies recover and revenues continue to strengthen.

At the end of this reporting period, S&P changed California’s debt outlook to stable and upgraded the state’s rating to A, from A-minus. In January, Moody’s upgraded Los Angeles’s debt to Aa2, from Aa3, and

4	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

maintained its A1 rating for the state’s debt, while Fitch maintained its rating of A-minus.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors generally reinvest their dividends and allow the income generated from their investments to compound over time.

The average 12-month distribution yield at NAV in Lipper’s California Municipal Debt Funds category was 3.65% on January 31, 2013. At 5.68%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 203 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer California Municipal Fund held nearly 800 securities as of January 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The monthly dividend for the Fund’s Class A shares held steady this reporting period at 4.1 cents per share. The Rochester investment team believes its ability to maintain the dividend demonstrates the benefits of our yield-driven approach to municipal investing. Nonetheless, it is important for investors to realize that dividends throughout the muni bond fund universe will likely remain pressured if the current low-interest rate environment persists over the long term.

The Fund’s Class A shares generated a distribution yield of 5.52% at net asset value (NAV), based on the dividend payment made January 22, 2013. At 5.68%, the share class’s 12-month yield at NAV was 203 points higher than the average 12-month yield at NAV in Lipper’s California Municipal Debt Funds category. The Class A shares had the second highest 12-month yield at NAV in its category of 118 funds, behind the Fund’s Class Y shares.

Oppenheimer California Municipal Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 19.9% and 2.9% of the Fund’s total assets, respectively.

In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, prices of “dirt bonds” rose, reflecting gradual improvements in the housing market and overall economy, and supporting our long-standing

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	5

belief that carefully researched dirt bonds belong in our portfolios.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, constituted 15.8% of the Fund’s total assets at the end of this reporting period.

We like that “tobacco bonds” can provide tax-exempt income for investors, as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely that we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

General obligation (G.O.) debt backed by the full faith and taxing authority of state and local governments comprised 10.8% of the Fund’s total assets this reporting period. The Fund’s holdings include bonds issued by California, and the Commonwealth of Puerto Rico. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

Tax increment financing (TIF) bonds constituted 8.1% of the Fund’s total assets at the end of this reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorably for these types of bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 7.2% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, come from many different sectors as well as G.O. debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

A large percentage of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 3.2% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

6	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. The budget that he proposed for the fiscal year that began July 1, 2012, had a much smaller deficit than any in recent years. While Gov. Fortuño’s disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth, the governor was not as popular with the voters. On November 6, 2012, Alejandro Garcia Padilla was elected to replace Gov. Fortuño.

Five weeks later, Moody’s Investor Services lowered ratings for the island’s revenue-backed debt to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. S&P and Fitch also maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on a Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating,

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	7

The Rochester portfolio management team

on internal ratings. As of the end of this reporting period, market movements and/or ratings changes of municipal bonds caused the Fund’s below-investment-grade bonds to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for

8	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	9

Top Holdings and Allocations

TOP TEN CATEGORIES
Special Tax	19.9%
Tobacco-Master Settlement Agreement	15.8
General Obligation	10.8
Tax Increment Financing (TIF)	8.1
Hospital/Healthcare	6.2
Municipal Leases	5.2
Water Utilities	3.8
Multi-Family Housing	3.7
Sales Tax Revenue	3.2
Marine/Aviation Facilities	3.0

Portfolio holdings are subject to change. Percentages are as of January 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	2.4%	0.1%	2.5%
AA	16.4	0.0	16.4
A	22.2	0.2	22.4
BBB	15.2	17.7	32.9
BB or lower	14.2	11.6	25.8
Total	70.4%	29.6%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any other NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 1/31/13
	Without Sales Chg.	With Sales Chg.
Class A	5.52%	5.26%
Class B	4.89	N/A
Class C	4.99	N/A
Class Y	5.69	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 1/31/13		As of 1/31/13
Class A	4.35%	Class A	8.77%
Class B	3.70	Class B	7.46
Class C	3.80	Class C	7.66
Class Y	4.81	Class Y	9.70

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (OPCAX)	11/3/88	4.40%	13.68%	4.16%	4.79%	5.88%
CLASS B (OCABX)	5/3/93	3.94	12.71	3.27	4.30	4.74
CLASS C (OCACX)	11/1/95	4.01	12.72	3.35	3.98	4.13
CLASS Y (OCAYX)	11/29/10	4.52	13.95	N/A	N/A	13.90

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
CLASS A (OPCAX)	11/3/88	–0.56%	8.28%	3.15%	4.28%	5.67%
CLASS B (OCABX)	5/3/93	–1.06	7.71	2.97	4.30	4.74
CLASS C (OCACX)	11/1/95	3.01	11.72	3.35	3.98	4.13
CLASS Y (OCAYX)	11/29/10	4.52	13.95	N/A	N/A	13.90

The performance data quoted represents past performance, which does not guarantee future results. Fund returns for Class A shares include changes in share price, reinvested distributions, and the current maximum initial sales charge of 4.75%. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	11

cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 22-day accrual period ended January 22, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 22, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0363, $0.0369 and $0.0422, respectively, for the 22-day accrual period ended January 22, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average 12-month yield at net asset value (NAV) in this Fund’s Lipper category was calculated based on the distributions for all share classes in this category for the 12 months ended January 31, 2013. The average 12-month yield at NAV in Lipper’s California Municipal Debt Funds category is based on 118 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and California tax rate of 50.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

12	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	13

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,044.00	$4.44
Class B	1,000.00	1,039.40	8.93
Class C	1,000.00	1,040.10	8.42
Class Y	1,000.00	1,045.20	3.20

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.87	4.39
Class B	1,000.00	1,016.48	8.83
Class C	1,000.00	1,016.99	8.32
Class Y	1,000.00	1,022.08	3.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.86%
Class B	1.73
Class C	1.63
Class Y	0.62

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	15

STATEMENT OF INVESTMENTS    January 31, 2013 / (Unaudited)

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—108.0%
California—100.2%
$ 100,000	Adelanto, CA Elementary School District Community Facilities District No. 1	4.900%	09/01/2014	$96,876
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.250	09/01/2026	2,225,452
7,310,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.350	09/01/2036	5,511,594
1,945,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.400	09/01/2036	1,477,072
50,000	Adelanto, CA Improvement Agency, Series B	5.500	12/01/2023	50,071
1,125,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	1,242,259
2,000,000	Agua Mansa, CA Industrial Growth Assoc. Special Tax	6.500	09/01/2033	2,042,500
1,640,000	Alhambra, CA (Atherton Baptist Homes)	7.500	01/01/2030	1,823,500
1,000,000	Alhambra, CA (Atherton Baptist Homes)	7.625	01/01/2040	1,108,400
25,000	Alvord, CA Unified School District Community Facilities District	5.875	09/01/2034	25,014
100,000	Alvord, CA Unified School District Community Facilities District Special Tax	4.500	09/01/2017	102,105
1,295,000	Alvord, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2036	1,268,595
1,580,000	Alvord, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2036	1,547,784
945,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2031	974,342
955,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2032	984,605
1,380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	1,422,628
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[1]	5.250	10/01/2034	3,409,710
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[1]	5.250	10/01/2039	7,955,990
500,000	Arvin, CA Community Redevel. Agency	5.000	09/01/2025	501,900
2,435,000	Arvin, CA Community Redevel. Agency	5.125	09/01/2035	2,363,557
600,000	Arvin, CA Community Redevel. Agency Tax Allocation	6.500	09/01/2038	627,012
925,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000	09/01/2021	953,333
955,000	Bakersfield, CA Improvement Bond Act 1915	5.000	09/02/2027	869,040
810,000	Bakersfield, CA Improvement Bond Act 1915	5.125	09/02/2026	815,905
465,000	Bakersfield, CA Improvement Bond Act 1915	5.350	09/02/2022	462,842
1,260,000	Bakersfield, CA Improvement Bond Act 1915	5.400	09/02/2025	1,234,271

16	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 1,630,000	Bakersfield, CA Improvement Bond Act 1915	7.375%		09/02/2028	$1,680,481
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[1]	5.250		12/01/2035	12,150,400
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[1]	5.500		04/01/2043	11,537,000
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[1]	5.625		04/01/2044	11,623,200
750,000	Beaumont, CA Financing Authority, Series A	5.000		09/01/2036	760,440
115,000	Beaumont, CA Financing Authority, Series A	5.125		09/01/2028	120,633
120,000	Beaumont, CA Financing Authority, Series A	5.250		09/01/2029	126,175
2,700,000	Beaumont, CA Financing Authority, Series A	5.350		09/01/2036	2,717,280
250,000	Beaumont, CA Financing Authority, Series A	5.625		09/01/2032	265,388
4,410,000	Beaumont, CA Financing Authority, Series A	5.875		09/01/2042	4,676,629
1,500,000	Beaumont, CA Financing Authority, Series A	6.375		09/01/2042	1,618,545
1,050,000	Beaumont, CA Financing Authority, Series A	6.875		09/01/2036	1,117,337
5,000	Beaumont, CA Financing Authority, Series A	7.000		09/01/2023	5,011
685,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2027	687,452
3,170,000	Beaumont, CA Financing Authority, Series B	5.050		09/01/2037	3,091,416
185,000	Beaumont, CA Financing Authority, Series B	5.400		09/01/2035	189,373
500,000	Beaumont, CA Financing Authority, Series B	6.000		09/01/2034	513,375
1,525,000	Beaumont, CA Financing Authority, Series B	6.000		09/01/2034	1,572,870
130,000	Beaumont, CA Financing Authority, Series B	8.625		09/01/2039	134,228
60,000	Beaumont, CA Financing Authority, Series B	8.875		09/01/2034	61,970
2,340,000	Beaumont, CA Financing Authority, Series C	5.500		09/01/2035	2,364,219
2,000,000	Beaumont, CA Financing Authority, Series D	5.800		09/01/2035	2,061,720
3,245,000	Beaumont, CA Financing Authority, Series E	6.250		09/01/2038	3,279,916
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)	5.300		09/01/2035	471,960
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.650		05/01/2029	30,479
2,300,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	9.750		05/01/2038	2,732,216
5,000,000	Brea, CA Redevel. Agency	6.872	[2]	08/01/2034	1,262,500
1,010,000	Brea, CA Redevel. Agency	6.595	[2]	08/01/2031	326,240
2,930,000	Brea, CA Redevel. Agency	6.679	[2]	08/01/2032	872,349
2,300,000	Brea, CA Redevel. Agency	6.835	[2]	08/01/2033	629,832
25,000	Buena Park, CA Special Tax (Park Mall)	6.100		09/01/2028	25,464
5,870,000	Burbank Glendale Pasadena, CA Airport Authority	5.000		07/01/2042	6,357,797
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)	7.000		10/01/2020	60,140

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 50,000	CA ABAG Finance Authority for NonProfit Corporation COP (Scott Street Senior Hsg. Complex)	5.125%		05/15/2023	$50,080
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)	6.000		09/01/2037	3,488,040
2,000,000	CA ABAG Finance Authority for NonProfit Corporations (Odd Fellows Home of California)	5.000		04/01/2032	2,268,420
1,000,000	CA ABAG Finance Authority for NonProfit Corporations (Odd Fellows Home of California)	5.000		04/01/2042	1,098,150
65,000	CA ABAG Finance Authority for NonProfit Corporations (Redding Assisted Living Corp.)	5.250		11/15/2031	63,329
5,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)	5.950		01/01/2024	5,011
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350		10/01/2029	25,025
2,095,000	CA ABAG Finance Authority for NonProfit Corporations COP (Redwood Senior Homes & Services)	6.125		11/15/2032	2,118,129
75,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.000		01/01/2023	75,041
20,000	CA Bay Area Government Association	4.125		09/01/2019	20,250
8,500,000	CA Communities Transportation Revenue COP	5.250		06/01/2042	9,351,615
2,845,000	CA Communities Transportation Revenue COP	6.000		06/01/2042	3,284,638
6,530,000	CA County Tobacco Securitization Agency	5.000		06/01/2047	5,592,488
39,700,000	CA County Tobacco Securitization Agency	5.750	[2]	06/01/2057	508,557
15,295,000	CA County Tobacco Securitization Agency	5.820	[2]	06/01/2033	2,649,859
45,600,000	CA County Tobacco Securitization Agency	6.125	[2]	06/01/2057	494,304
82,110,000	CA County Tobacco Securitization Agency	6.423	[2]	06/01/2046	3,144,813
51,500,000	CA County Tobacco Securitization Agency	6.700	[2]	06/01/2057	473,800
55,250,000	CA County Tobacco Securitization Agency	6.901	[2]	06/01/2057	404,983
71,700,000	CA County Tobacco Securitization Agency	7.000	[2]	06/01/2055	949,308
347,900,000	CA County Tobacco Securitization Agency	7.550	[2]	06/01/2055	3,183,285
409,500,000	CA County Tobacco Securitization Agency	8.251	[2]	06/01/2055	3,746,925
850,000	CA County Tobacco Securitization Agency (TASC)	5.100		06/01/2028	820,140
3,725,000	CA County Tobacco Securitization Agency (TASC)	5.125		06/01/2038	3,420,742
7,315,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	6,497,329
6,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	4,405,080
3,000,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	2,972,100
10,315,000	CA County Tobacco Securitization Agency (TASC)	5.600		06/01/2036	10,000,805
20,985,000	CA County Tobacco Securitization Agency (TASC)	5.650		06/01/2041	20,293,125
28,470,000	CA County Tobacco Securitization Agency (TASC)	5.700		06/01/2046	27,281,662
4,375,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	4,495,269

18	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 9,985,000	CA County Tobacco Securitization Agency (TASC)	5.875%		06/01/2035	$10,023,043
1,620,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	1,619,903
10,750,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2035	10,729,253
17,470,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	17,287,439
9,440,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	9,439,056
75,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2043	74,849
5,155,000	CA County Tobacco Securitization Agency (TASC)	6.250		06/01/2037	5,174,641
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[2]	06/01/2046	5,055,566
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[2]	06/01/2046	2,571,464
4,405,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000		06/01/2035	4,483,277
5,000,000	CA Educational Facilities Authority (Chapman University)	5.000		04/01/2031	5,682,500
1,250,000	CA Educational Facilities Authority (San Francisco University)	6.125		10/01/2036	1,542,563
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	2,900,300
5,000	CA GO	5.000		10/01/2023	5,019
345,000	CA GO	5.000		02/01/2032	351,976
7,800,000	CA GO	5.000		02/01/2038	8,874,060
35,000	CA GO	5.250		06/01/2021	35,550
10,000,000	CA GO	5.250		04/01/2035	11,813,100
5,000	CA GO	5.500		10/01/2022	5,041
1,300,000	CA GO	5.500		11/01/2033	1,342,770
1,500,000	CA GO	6.000		03/01/2033	1,868,040
60,000	CA GO	6.250		10/01/2019	60,571
200,000	CA GO	6.250		10/01/2019	201,902
10,000,000	CA GO	6.500		04/01/2033	12,450,300
8,500,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2029	8,516,745
21,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	18,121,530
14,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300		06/01/2037	12,887,140
50,000	CA Health Facilities Financing Authority (Adventist Health System/West)	5.000		03/01/2033	50,199
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)	6.250		02/01/2026	2,480,640
380,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)	7.000		09/01/2021	380,403
20,000,000	CA Health Facilities Financing Authority (KCG/KHAM/KHPAM/KFHP Obligated Group)	0.090	[3]	06/01/2041	20,000,000

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 1,570,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)	5.125%	07/01/2018	$1,572,496
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[1]	5.500	10/01/2039	16,268,581
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)	6.250	10/01/2028	193,363
5,000,000	CA Health Facilities Financing Authority (Scripps Health)	5.000	11/15/2040	5,645,700
5,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)	5.750	07/01/2039	5,770,200
13,500,000	CA Health Facilities Financing Authority (Sutter Health)	5.250	08/15/2031	15,934,590
100,000	CA HFA (Home Mtg.)	5.050	02/01/2029	99,609
4,290,000	CA HFA (Home Mtg.)	5.300	08/01/2023	4,455,851
5,000,000	CA HFA (Home Mtg.)	5.450	08/01/2028	5,211,600
745,000	CA HFA (Home Mtg.)	5.450	08/01/2033	768,304
25,000	CA HFA (Multifamily Hsg.)	5.375	08/01/2028	25,013
45,000	CA HFA (Multifamily Hsg.)	5.375	02/01/2036	45,040
920,000	CA HFA (Multifamily Hsg.)	5.950	08/01/2028	920,819
10,000,000	CA HFA (Multifamily Hsg.)	6.000	02/01/2038	10,341,500
2,395,000	CA HFA (Multifamily Hsg.)	6.050	08/01/2027	2,409,298
4,795,000	CA HFA (Multifamily Hsg.), Series A	5.200	08/01/2022	4,858,774
445,000	CA HFA (Multifamily Hsg.), Series A	5.900	02/01/2028	445,583
6,975,000	CA HFA (Multifamily Hsg.), Series B	5.400	08/01/2028	7,171,067
95,000	CA HFA (Multifamily Hsg.), Series B	5.500	08/01/2039	95,015
2,585,000	CA HFA, Series A	4.750	08/01/2021	2,619,329
3,465,000	CA HFA, Series C	5.750	08/01/2030	3,627,439
190,000	CA HFA, Series E	5.000	02/01/2024	191,077
1,400,000	CA Independent Cities Finance Authority (Augusta Communities Mobile Home Park)	5.000	05/15/2039	1,472,114
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250	07/15/2045	1,104,450
500,000	CA Independent Cities Finance Authority Mobile Home Park (Millbrook)	5.000	02/15/2048	497,530
715,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)	5.250	05/15/2037	751,415
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)	5.500	05/15/2047	1,058,500
40,000	CA Independent Cities Lease Finance Authority (Caritas Affordable Hsg.)	5.375	08/15/2040	40,188
110,000	CA Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek)	6.000	09/01/2033	113,071

20	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California Continued
$ 10,000,000	CA M-S-R Energy Authority	6.500%	11/01/2039	$13,891,400
65,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	71,512
10,000	CA MobileHome Park Financing Authority (Palomar Estates East & West)	5.100	09/15/2023	10,160
200,000	CA Municipal Finance Authority (Biola University)	5.625	10/01/2023	222,616
540,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)	6.400	08/15/2045	598,417
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)	5.750	10/01/2034	269,045
1,000,000	CA Municipal Finance Authority (Emerson College)	5.750	01/01/2033	1,192,580
1,000,000	CA Municipal Finance Authority (Emerson College)	6.000	01/01/2042	1,198,090
850,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.750	01/01/2022	901,017
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.625	01/01/2032	1,137,603
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.875	01/01/2042	2,276,059
1,000,000	CA Municipal Finance Authority (INSD-Lincoln Glen Manor for Senior Citizens)	6.000	04/01/2031	1,091,710
1,500,000	CA Municipal Finance Authority (OCEAA)	7.000	10/01/2039	1,508,835
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)	5.875	05/15/2029	1,982,155
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)	6.125	05/15/2039	1,120,000
600,000	CA Municipal Finance Authority (Southwestern Law School)	6.500	11/01/2031	733,356
1,250,000	CA Municipal Finance Authority (Southwestern Law School)	6.500	11/01/2041	1,497,600
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)	5.500	08/15/2047	5,344,200
1,400,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.500	12/01/2024	1,284,332
955,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)	5.850	06/01/2021	958,581
85,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)	5.850	06/01/2021	85,319
3,000,000	CA Public Works	5.000	09/01/2033	3,412,050
4,000,000	CA Public Works	5.000	09/01/2034	4,552,920
2,000,000	CA Public Works	5.000	04/01/2037	2,204,560
2,795,000	CA Public Works	5.750	03/01/2030	3,277,277
2,500,000	CA Public Works	6.000	03/01/2035	3,069,825
365,000	CA Public Works	6.125	11/01/2029	446,570
8,370,000	CA Public Works	6.375	11/01/2034	10,282,127

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 6,505,000	CA Public Works	6.625%		11/01/2034	$8,090,984
2,000,000	CA Public Works (California State Prisons)	5.750		10/01/2031	2,404,220
735,000	CA Public Works (Dept. of Corrections)	5.250		06/01/2028	764,988
14,530,000	CA Public Works (Dept. of General Services)	5.000		12/01/2027	14,728,335
900,000	CA Public Works (Dept. of Mental Health)	5.000		11/01/2031	966,825
2,500,000	CA Public Works (Judicial Council)	5.000		12/01/2031	2,848,925
125,000	CA Public Works (Trustees California State University)	6.000		04/01/2027	153,039
25,000	CA Public Works (Various State Universities)	5.400		10/01/2022	25,103
2,455,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	1,357,590
305,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	106,747
1,250,000	CA School Finance Authority Charter School (Coastal Academy)[4]	5.000		10/01/2042	1,244,163
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[2]	06/01/2047	1,452,066
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[2]	06/01/2056	1,991,550
100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.850	[2]	06/01/2056	466,000
36,465,000	CA Silicon Valley Tobacco Securitization Authority	7.663	[2]	06/01/2041	3,480,949
108,920,000	CA Silicon Valley Tobacco Securitization Authority	8.597	[2]	06/01/2036	17,743,068
575,000	CA State University	5.000		11/01/2030	581,929
45,000	CA State University (Hayward Foundation)	5.250		08/01/2025	45,068
95,000	CA Statewide CDA	5.000		09/02/2018	97,037
135,000	CA Statewide CDA	5.000		09/02/2019	136,125
235,000	CA Statewide CDA	5.125		09/02/2020	235,061
2,855,000	CA Statewide CDA	5.125		09/02/2025	2,703,913
8,070,000	CA Statewide CDA	5.200		09/02/2036	7,004,518
100,000	CA Statewide CDA	6.527	[2]	09/01/2028	36,086
75,000	CA Statewide CDA	6.625		09/01/2027	75,101
50,000	CA Statewide CDA	6.750		09/01/2037	51,050
100,000	CA Statewide CDA	6.773	[2]	09/01/2034	22,639
15,000	CA Statewide CDA	7.000		07/01/2022	15,027
3,205,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200		06/01/2036	3,257,242
1,405,000	CA Statewide CDA (East Tabor Apartments)	6.850		08/20/2036	1,450,508
1,000,000	CA Statewide CDA (Enloe Medical Center)	5.750		08/15/2038	1,121,260
1,250,000	CA Statewide CDA (Enloe Medical Center)	6.250		08/15/2033	1,472,988
600,000	CA Statewide CDA (Episcopal Communities and Services)	5.000		05/15/2032	667,542
1,000,000	CA Statewide CDA (Huntington Park Charter School)	5.250		07/01/2042	937,460

22	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 1,145,000	CA Statewide CDA (International School Peninsula)	5.000%		11/01/2025	$1,170,419
1,000,000	CA Statewide CDA (International School Peninsula)	5.000		11/01/2029	1,016,320
75,000	CA Statewide CDA (Lincoln Apartments)	5.350		09/20/2036	75,136
2,500,000	CA Statewide CDA (Lodi Memorial Hospital)	5.000		12/01/2027	2,662,450
2,019,578	CA Statewide CDA (Microgy Holdings)[5]	9.000		12/01/2038	17,853
5,920,000	CA Statewide CDA (Mountain Shadows Community)	5.000		07/01/2031	5,560,123
1,105,000	CA Statewide CDA (Napa Valley Hospice)	7.000		01/01/2034	1,055,982
1,115,000	CA Statewide CDA (Notre Dame de Namur University)	6.500		10/01/2023	1,125,514
4,635,000	CA Statewide CDA (Notre Dame de Namur University)	6.625		10/01/2033	4,672,822
30,000	CA Statewide CDA (Quail Ridge Apartments)	5.375		07/01/2032	23,056
1,290,000	CA Statewide CDA (Quail Ridge Apartments)	6.500		07/01/2032	1,003,207
1,935,000	CA Statewide CDA (Quail Ridge Apartments)[5]	9.000		07/01/2032	967,461
425,000	CA Statewide CDA (Rio Bravo)	6.500		12/01/2018	418,234
220,000	CA Statewide CDA (Stonehaven Student Hsg.)	5.875		07/01/2032	220,374
225,000	CA Statewide CDA (Sycamore)	6.000		03/20/2038	236,855
165,000	CA Statewide CDA COP (Internext Group)	5.375		04/01/2030	165,238
2,000,000	CA Statewide CDA School Facilities (47th & Main)	6.375		07/01/2047	2,163,400
195,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[2]	09/01/2022	118,562
9,690,000	CA Statewide CDA, Series A	5.150		09/02/2037	8,188,438
5,660,000	CA Statewide CDA, Series B	6.250		09/02/2037	5,733,693
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375	[2]	06/01/2046	1,918,131
220,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[2]	06/01/2055	2,013,000
25,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	25,002
8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	8,294,253
10,985,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	11,029,599
14,035,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	13,888,475
1,360,000	CA Valley Sanitation District	5.200		09/02/2030	1,312,835
55,000	CA Western Hills Water District Special Tax	5.000		09/01/2014	53,550
25,000	CA Western Hills Water District Special Tax	5.200		09/01/2019	21,959
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.000		09/01/2024	90,174

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 4,495,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.125%	09/01/2031	$3,656,593
270,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.700	09/01/2020	254,977
90,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.750	09/01/2022	83,811
3,695,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.875	09/01/2031	3,270,038
2,910,000	CA William S. Hart Joint School Financing Authority[4]	5.000	09/01/2034	3,181,328
10,000	CA William S. Hart Joint School Financing Authority	5.600	09/01/2023	10,019
10,000	CA William S. Hart Union School District	6.000	09/01/2033	10,076
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.500	09/01/2036	861,975
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.550	09/01/2036	801,195
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250	08/01/2033	40,097
25,000	Campbell, CA (Civic Center) COP	5.125	10/01/2019	25,097
225,000	Campbell, CA (Civic Center) COP	5.250	10/01/2028	225,819
25,000	Carlsbad, CA Improvement Bond Act 1915	5.500	09/02/2028	25,034
100,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	115,096
1,500,000	Carson, CA Redevel. Agency Tax Allocation	7.000	10/01/2036	1,770,075
4,510,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	4,545,449
965,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2023	979,157
1,565,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2027	1,573,842
2,420,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2036	2,322,813
2,175,000	Chowchilla, CA Community Facilities Sales Tax District	5.000	09/01/2037	2,020,967
1,455,000	Chowchilla, CA Redevel. Agency	5.000	08/01/2037	1,352,190
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	01/01/2034	2,360,280
11,360,000	Citrus, CA Community College District[1]	5.500	06/01/2031	13,203,387
2,265,000	Clovis, CA Public Financing Authority	5.000	03/01/2027	2,321,512
1,515,000	Colton, CA Community Facilities District Special Tax	7.500	09/01/2020	1,518,485
3,715,000	Compton, CA Community College District	6.750	08/01/2034	4,268,349
7,000,000	Compton, CA Public Finance Authority	5.250	09/01/2027	6,028,960

24	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California Continued
$ 5,000	Contra Costa County, CA Public Financing Authority Tax Allocation	5.850%	08/01/2033	$5,017
4,870,000	Corcoran, CA Hospital District	8.000	08/01/2034	5,664,394
955,000	Corona, CA Community Facilities District (Buchanan Street)	5.150	09/01/2036	968,036
250,000	Corona-Norco, CA Unified School District	6.000	09/01/2037	257,598
965,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)	6.500	12/15/2047	992,821
1,300,000	Dehesa, CA School District	5.250	08/01/2043	1,467,388
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax	6.375	09/01/2038	1,977,022
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation	7.375	09/01/2039	4,488,998
1,000,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)	5.125	08/01/2028	1,000,830
15,000,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2036	17,580,150
6,875,000	East Bay, CA Municipal Utility District (Water System)	5.000	06/01/2037	7,846,300
185,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2030	187,257
305,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2037	304,131
185,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.100	09/01/2037	185,592
2,500,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.125	09/01/2042	2,563,650
3,485,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.250	09/01/2035	3,439,451
50,000	Eastern CA Municipal Water District Community Facilities Special Tax (Barrington Heights)	5.125	09/01/2035	50,220
1,450,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)	5.625	09/01/2034	1,450,827
380,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2003-25	5.000	09/01/2036	380,106
20,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2004-26	5.000	09/01/2025	20,282
1,580,000	Emeryville, CA Public Financing Authority	5.200	09/01/2022	1,613,354
2,770,000	Escondido, CA Joint Powers Financing Authority (Reidy Creek)	5.125	09/01/2030	2,773,269
25,000	Etiwanda, CA School District Special Tax	5.400	09/01/2035	25,135
10,270,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2	6.000	09/01/2037	10,375,678

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 1,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)	6.875%	09/01/2038	$1,055,450
100,000	Fillmore, CA Public Financing (Central City Redevel.)	5.500	06/01/2031	99,995
5,050,000	Folsom, CA Special Tax Community Facilities District No. 31	5.000	09/01/2036	4,947,031
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.500	09/01/2032	2,554,150
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500	10/01/2027	10,023
10,000,000	Foothill, CA De Anza Community College District[1]	5.000	08/01/2040	11,398,200
1,500,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.000	01/01/2035	1,499,955
20,000	Fremont, CA Community Facilities District (Pacific Commons)	6.250	09/01/2026	20,028
175,000	Fresno, CA Unified School District Education Center	5.000	08/01/2027	182,695
1,000,000	Fullerton, CA Community Facilities District No. 1 Special Tax (Amerige Heights)	5.000	09/01/2026	1,115,860
1,000,000	Fullerton, CA Community Facilities District No. 1 Special Tax (Amerige Heights)	5.000	09/01/2032	1,092,660
1,010,000	Greenfield, CA Union School District	7.000	09/01/2040	1,041,765
5,145,000	Grossmont, CA Union High School District[1]	5.500	08/01/2030	6,066,679
4,895,000	Grossmont, CA Union High School District[1]	5.500	08/01/2031	5,728,588
10,000,000	Grossmont, CA Union High School District[1]	5.500	08/01/2045	11,831,600
1,015,000	Healdsburg, CA Community Redevel. Agency Tax Allocation (Sotoyome Community Devel.)	5.125	08/01/2031	1,023,384
1,020,000	Hemet, CA Unified School District	5.100	09/01/2030	984,371
785,000	Hemet, CA Unified School District	5.125	09/01/2036	787,182
1,285,000	Hemet, CA Unified School District	5.125	09/01/2037	1,183,087
1,505,000	Hemet, CA Unified School District	5.250	09/01/2035	1,520,712
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.375	09/01/2026	1,157,980
2,835,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.750	09/01/2039	2,838,657
60,000	Hemet, CA Unified School District Community Facilities District Special Tax	5.625	09/01/2035	60,050
15,000	Hesperia, CA Improvement Bond Act 1915	8.500	09/02/2024	15,476
1,345,000	Hesperia, CA Public Financing Authority, Tranche A	6.250	09/01/2035	1,345,605
3,325,000	Hesperia, CA Public Financing Authority, Tranche B	6.250	09/01/2035	3,326,496
3,305,000	Hesperia, CA Public Financing Authority, Tranche C	6.250	09/01/2035	3,306,487
1,065,000	Hesperia, CA Unified School District	5.000	09/01/2030	1,073,190
1,700,000	Hesperia, CA Unified School District	5.000	09/01/2037	1,669,247

26	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 50,000	Hesperia, CA Unified School District	5.200%		09/01/2035	$50,111
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax	5.900		09/01/2037	1,117,931
7,000,000	Imperial, CA Irrigation District	6.250		11/01/2031	8,589,560
2,000,000	Independent Cities, CA Mobile Home Park (Rancho Feliz & Las Casitas de Sonoma)	5.000		10/15/2047	2,041,500
2,215,000	Indio, CA Community Facilities District Special Tax	5.250		09/01/2027	2,215,620
1,000,000	Indio, CA Community Facilities District Special Tax	5.250		09/01/2036	999,990
2,500,000	Indio, CA Community Facilities District Special Tax	5.250		09/01/2036	2,499,875
285,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000		09/01/2020	292,119
300,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000		09/01/2021	305,397
625,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.050		09/01/2026	627,819
2,805,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.125		09/01/2036	2,702,674
30,000	Indio, CA Hsg. (Olive Court Apartments)	6.375		12/01/2026	30,178
1,990,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-03	6.125		09/02/2029	2,064,764
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-5 (Sunburst)	5.875		09/02/2029	25,903
354,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[2]	06/01/2057	3,495,016
3,080,000	Ione, CA Special Tax Community Facilities District 2005-2-A	6.000		09/01/2036	3,219,154
30,000	Jurupa, CA Community Services District Special Tax	5.000		09/01/2036	30,263
650,000	Jurupa, CA Community Services District Special Tax (Eastvale Area)	6.375		09/01/2033	670,222
2,650,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 15 (Eastvale)	6.500		09/01/2042	2,732,521
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 25	6.000		09/01/2042	1,030,730
500,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 38	6.375		09/01/2040	515,540
110,000	Jurupa, CA Public Financing Authority	6.000		09/01/2032	113,409
1,000,000	Jurupa, CA Public Financing Authority	6.125		09/01/2040	1,030,880
1,140,000	Jurupa, CA Public Financing Authority	6.125		09/01/2040	1,175,203
20,000	Kingsburg, CA Public Financing Authority	8.000		09/15/2021	20,054
50,000	La Quinta, CA Redevel. Agency Tax Allocation	5.000		09/01/2029	51,078
2,500,000	La Verne, CA COP (Bethren Hillcrest Homes)	5.600		02/15/2033	2,519,275
2,000,000	La Verne, CA COP (Bethren Hillcrest Homes)	6.625		02/15/2025	2,022,480
480,000	Lake Berryessa, CA Resort Improvement District	5.250		09/02/2017	446,606

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 1,430,000	Lake Berryessa, CA Resort Improvement District	5.500%		09/02/2027	$1,202,330
2,380,000	Lake Berryessa, CA Resort Improvement District	5.550		09/02/2037	1,849,117
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)	5.400		09/01/2036	2,036,099
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2032	656,769
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2037	343,710
1,000,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2042	1,008,290
120,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.875		09/01/2027	123,679
245,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.875		09/01/2028	252,499
155,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.000		09/01/2029	159,755
200,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.000		09/01/2030	206,126
2,050,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.250		09/01/2040	2,112,566
1,205,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)	5.250		09/01/2038	1,230,426
2,575,000	Lake Elsinore, CA Special Tax	5.150		09/01/2036	2,583,420
920,000	Lake Elsinore, CA Special Tax	5.200		09/01/2026	929,991
2,800,000	Lake Elsinore, CA Special Tax	5.250		09/01/2037	2,829,064
1,150,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	1,174,714
1,210,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	1,218,652
2,000,000	Lake Elsinore, CA Special Tax	5.450		09/01/2036	2,004,880
1,220,000	Lake Elsinore, CA Unified School District	5.350		09/01/2035	1,221,000
1,435,000	Lake Elsinore, CA Unified School District	5.400		09/01/2035	1,454,990
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7	6.250		09/01/2040	1,314,385
350,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-4	5.625		09/01/2040	358,988
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6	5.900		09/01/2037	1,122,682
420,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2025	376,778
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2026	336,671
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2027	792,863
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2028	894,490

28	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000%[6]		09/01/2029	$449,655
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2030	448,705
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2032	893,820
1,340,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	5.000		08/01/2024	1,343,538
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	6.875		08/01/2034	1,936,532
1,010,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	6.875		08/01/2039	1,165,025
20,000	Lathrop, CA Financing Authority (Water Supply)	5.600		06/01/2018	20,162
10,000	Lathrop, CA Financing Authority (Water Supply)	5.700		06/01/2019	10,076
1,675,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	5.100		09/02/2035	1,675,000
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.000		09/02/2022	50,955
20,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125		09/02/2028	20,325
60,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125		09/02/2033	60,809
4,305,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	4,422,699
625,000	Lee Lake, CA Water District Community Facilities District No. 2 Special Tax (Montecito Ranch)	6.125		09/01/2032	628,138
4,000,000	LeMoore, CA Redevel. Agency Tax Allocation	7.375		08/01/2040	4,468,000
635,000	Lincoln, CA Special Tax	5.000		09/01/2026	643,071
2,625,000	Livermore, CA Redevel. Agency Tax Allocation	5.000		08/01/2026	2,653,166
150,000	Long Beach, CA Bond Finance Authority (Redevel. Hsg. & Gas Utilities)	5.000		08/01/2025	153,500
50,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2028	60,428
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2037	1,209,230
1,200,000	Los Alamitos, CA Unified School District COP	0.000	[6]	08/01/2034	750,600
2,500,000	Los Angeles County, CA Public Works Financing Authority (Multiple Capital)	5.000		08/01/2037	2,810,550
15,000,000	Los Angeles, CA Community College District[1]	5.000		08/01/2033	17,339,550
10,000,000	Los Angeles, CA Community College District[1]	6.000		08/01/2033	12,533,400
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)	6.500		09/01/2039	2,373,198
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.000		12/01/2026	1,578,245

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.250%	05/15/2024	$16,488,482
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375	05/15/2025	11,861,556
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375	05/15/2026	11,547,774
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375	05/15/2027	12,651,779
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375	05/15/2028	11,382,718
5,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000	07/01/2038	5,799,350
15,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000	07/01/2043	17,331,600
3,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.375	07/01/2034	3,524,760
12,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.375	07/01/2038	13,940,040
16,300,000	Los Angeles, CA Harbor Dept.[1]	5.250	08/01/2034	19,091,212
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.000	06/01/2029	2,315,400
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.250	06/01/2034	2,327,160
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.375	06/01/2039	571,835
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000	12/01/2020	1,054,380
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000	12/01/2027	717,431
200,000	Los Angeles, CA Multifamily Hsg. (Park Plaza West)	5.500	01/20/2043	201,530
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)	6.000	09/01/2039	4,648,400
2,500,000	Los Angeles, CA Unified School District	5.000	07/01/2029	2,894,525
1,485,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2029	1,670,818
1,075,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2030	1,208,580
1,090,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2031	1,216,898
85,000	Madera County, CA COP (Valley Children’s Hospital)	5.750	03/15/2028	85,156
925,000	Madera, CA Special Tax	5.000	09/01/2036	780,275
475,000	Malibu, CA Community Facilities District Special Tax (Carbon Beach)	5.875	09/01/2039	489,739
10,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 89	5.400	09/01/2023	10,001
4,530,000	Mayers, CA Memorial Hospital District	7.875	06/01/2041	4,795,322
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater	5.150	07/01/2035	1,271,710
100,000	Menifee, CA Union School District Special Tax	5.000	09/01/2022	101,363
915,000	Menifee, CA Union School District Special Tax	5.200	09/01/2030	923,391

30	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 400,000	Menifee, CA Union School District Special Tax	5.200%		09/01/2035	$403,732
500,000	Menifee, CA Union School District Special Tax	5.250		09/01/2035	503,145
250,000	Menifee, CA Union School District Special Tax	5.250		09/01/2036	253,723
2,930,000	Merced, CA Special Tax[5]	5.000		09/01/2036	2,157,271
4,705,000	Metropolitan Water District of Southern California	5.000		07/01/2032	5,358,572
3,635,000	Modesto, CA Special Tax Community Facilities District No. 4	5.150		09/01/2036	3,660,809
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)	8.100		03/01/2027	3,607,920
25,000	Moreno Valley, CA Unified School District Community Facilities District	5.100		09/01/2028	25,582
1,475,000	Moreno Valley, CA Unified School District Community Facilities District	5.150		09/01/2035	1,491,623
680,000	Moreno Valley, CA Unified School District Community Facilities District	5.200		09/01/2036	689,044
750,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000		09/01/2037	706,485
1,665,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-6	5.000		09/01/2022	1,715,733
235,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)	5.125		09/01/2035	235,016
35,000	Murrieta, CA Valley Unified School District Special Tax	5.250		09/01/2037	35,062
370,000	Murrieta, CA Valley Unified School District Special Tax	5.375		09/01/2026	377,544
1,355,000	Murrieta, CA Valley Unified School District Special Tax	5.450		09/01/2038	1,364,824
2,000,000	Newport Beach, CA (Hoag Memorial Hospital Presbyterian)	6.000		12/01/2040	2,465,080
2,000,000	Norco, CA Redevel. Agency Tax Allocation	6.000		03/01/2036	2,257,020
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700	[2]	06/01/2045	4,473,034
1,250,000	Northern Humboldt, CA Union High School District	6.500		08/01/2034	1,552,238
45,000	Northern, CA Inyo County Local Hospital District	5.300		12/01/2028	45,104
2,000,000	Northern, CA Inyo County Local Hospital District	6.375		12/01/2025	2,264,860
1,000,000	Oak Valley, CA Hospital District	7.000		11/01/2035	1,085,950
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100		06/01/2027	10,027
1,000,000	Oakland, CA GO	6.000		01/15/2034	1,156,290
250,000	Oakland, CA GO	6.250		01/15/2039	290,455
2,500,000	Oakland, CA Unified School District	5.250		08/01/2024	2,508,975
2,000,000	Oakland, CA Unified School District	5.500		08/01/2032	2,196,200

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 4,595,000	Oakland, CA Unified School District	6.125%		08/01/2029	$5,254,934
250,000	Oakland, CA Unified School District	6.500		08/01/2022	299,855
250,000	Oakland, CA Unified School District	6.500		08/01/2023	300,443
250,000	Oakland, CA Unified School District	6.500		08/01/2024	297,878
875,000	Oakley, CA Public Finance Authority	5.200		09/02/2026	901,635
2,940,000	Oakley, CA Public Finance Authority	5.250		09/02/2036	2,978,073
3,195,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)	7.625		09/01/2038	3,279,348
3,675,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	3,697,050
210,000	Orange County, CA Community Facilities District (Ladera Ranch)	5.550		08/15/2033	211,418
2,000,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)	6.000		10/01/2040	2,063,880
440,000	Palm Desert, CA Financing Authority	5.050	[2]	08/01/2015	393,364
390,000	Palm Desert, CA Financing Authority	5.100	[2]	08/01/2016	332,327
500,000	Palm Desert, CA Financing Authority	5.200		10/01/2028	500,585
230,000	Palm Desert, CA Financing Authority	5.650	[2]	04/01/2018	176,532
265,000	Palm Desert, CA Financing Authority	5.750	[2]	04/01/2019	191,073
305,000	Palm Desert, CA Financing Authority	5.850	[2]	04/01/2020	206,128
340,000	Palm Desert, CA Financing Authority	5.950	[2]	04/01/2021	215,077
380,000	Palm Desert, CA Financing Authority	6.000	[2]	04/01/2022	225,036
1,605,000	Palm Desert, CA Financing Authority	6.000	[2]	08/01/2022	932,649
395,000	Palm Desert, CA Financing Authority	6.010	[2]	04/01/2023	219,154
1,755,000	Palm Desert, CA Financing Authority	6.010	[2]	08/01/2023	955,562
410,000	Palm Desert, CA Financing Authority	6.020	[2]	04/01/2024	213,692
1,910,000	Palm Desert, CA Financing Authority	6.020	[2]	08/01/2024	976,965
430,000	Palm Desert, CA Financing Authority	6.030	[2]	04/01/2025	210,292
2,070,000	Palm Desert, CA Financing Authority	6.030	[2]	08/01/2025	993,041
445,000	Palm Desert, CA Financing Authority	6.040	[2]	04/01/2026	204,215
2,235,000	Palm Desert, CA Financing Authority	6.040	[2]	08/01/2026	1,006,018
465,000	Palm Desert, CA Financing Authority	6.050	[2]	04/01/2027	200,173
1,400,000	Palm Desert, CA Financing Authority	6.050	[2]	08/01/2027	590,912
480,000	Palm Desert, CA Financing Authority	6.060	[2]	04/01/2028	193,522
1,415,000	Palm Desert, CA Financing Authority	6.060	[2]	08/01/2028	559,208
500,000	Palm Desert, CA Financing Authority	6.070	[2]	04/01/2029	184,870
1,370,000	Palm Desert, CA Financing Authority	6.070	[2]	08/01/2029	496,255
520,000	Palm Desert, CA Financing Authority	6.080	[2]	04/01/2030	176,332
1,430,000	Palm Desert, CA Financing Authority	6.080	[2]	08/01/2030	474,846
540,000	Palm Desert, CA Financing Authority	6.090	[2]	04/01/2031	169,830

32	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 1,495,000	Palm Desert, CA Financing Authority	6.090%[2]		08/01/2031	$460,296
560,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2032	162,518
1,560,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2032	443,087
580,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2033	155,660
1,625,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2033	426,725
590,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2034	147,435
1,705,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2034	416,855
2,075,000	Palm Desert, CA Financing Authority	6.100	[2]	08/01/2035	474,117
4,995,000	Palm Desert, CA Improvement Bond Act 1915	5.100		09/02/2037	4,195,700
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.450		07/01/2020	121,333
490,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.550		07/01/2028	492,558
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.400		07/01/2023	256,985
505,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.500		07/01/2027	516,721
85,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250		01/01/2022	85,201
10,000	Palm Springs, CA Improvement Bond Act 1915	5.550		09/02/2023	10,104
1,355,000	Palmdale, CA Community Facilities District Special Tax	5.400		09/01/2035	1,375,718
6,255,000	Palmdale, CA Community Facilities District Special Tax	6.125		09/01/2037	6,373,282
5,240,000	Palmdale, CA Community Facilities District Special Tax	6.250		09/01/2035	5,397,881
25,000	Palmdale, CA Community Redevel. Agency	5.000		09/01/2034	25,011
375,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1	5.700		08/01/2018	376,305
3,850,000	Paramount, CA Redevel. Agency Tax Allocation	5.000		08/01/2023	3,918,838
55,000	Parlier, CA Redevel. Agency Tax Allocation	5.200		08/01/2028	55,037
1,365,000	Perris, CA Community Facilities District Special Tax	5.300		09/01/2035	1,391,263
2,025,000	Perris, CA Community Facilities District Special Tax (Amber Oaks)	6.000		09/01/2034	2,101,930
2,500,000	Perris, CA Community Facilities District Special Tax (Chaparral Ridge)	6.250		09/01/2033	2,571,175
2,050,000	Perris, CA Community Facilities District Special Tax (Harmony Grove)	5.300		09/01/2035	2,064,555
10,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.100		09/01/2030	10,208
120,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.150		09/01/2035	121,556

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 1,255,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000%	09/01/2037	$1,251,423
1,270,000	Perris, CA Community Facilities District Special Tax, Series A	5.750	09/01/2035	1,311,758
2,500,000	Perris, CA Community Facilities District Special Tax, Series B	6.000	09/01/2034	2,594,975
135,000	Perris, CA Public Financing Authority	5.000	09/01/2017	136,534
85,000	Perris, CA Public Financing Authority	5.100	09/01/2018	85,949
2,000,000	Perris, CA Public Financing Authority	5.350	10/01/2036	2,006,420
375,000	Perris, CA Public Financing Authority	5.750	10/01/2031	384,476
10,000	Perris, CA Public Financing Authority, Series A	6.000	09/01/2023	10,302
80,000	Perris, CA Public Financing Authority, Series A	6.125	09/01/2034	83,190
1,815,000	Perris, CA Public Financing Authority, Series A	6.250	09/01/2033	1,866,673
2,080,000	Perris, CA Public Financing Authority, Series A	6.600	09/01/2038	2,167,194
2,035,000	Perris, CA Public Financing Authority, Series C	6.200	09/01/2038	2,056,469
845,000	Perris, CA Public Financing Authority, Series D	5.500	09/01/2024	853,915
7,510,000	Perris, CA Public Financing Authority, Series D	5.800	09/01/2038	7,571,582
2,500,000	Perris, CA Union High School District	6.125	09/01/2041	2,576,975
2,000,000	Perris, CA Union High School District Financing Authority	6.000	09/01/2033	2,061,800
3,210,000	Pittsburgh, CA Redevel. Agency Tax Allocation (Los Medanos Community Devel.)	5.000	08/01/2021	3,231,668
25,000	Pleasant Hill, CA Special Tax Downtown Community Facilities District No. 1	6.000	09/01/2032	25,016
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.250	02/01/2020	1,308,824
500,000	Pomona, CA Public Financing Authority (Water Facilities)	5.000	05/01/2047	529,415
50,000	Pomona, CA Unified School District	6.150	08/01/2030	60,024
2,165,000	Porterville, CA COP	5.000	07/01/2036	2,229,690
250,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)	5.000	06/15/2033	250,723
100,000	Poway, CA Unified School District	7.500	09/15/2032	103,319
3,975,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14	5.250	09/01/2036	4,016,141
500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14 (Torrey Highland Subarea)	6.125	09/01/2041	515,395
3,000,000	Ramona, CA Unified School District COP	5.000	05/01/2032	3,095,280
25,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)	6.000	09/01/2033	25,371
20,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)	6.100	09/01/2037	20,299

34	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

California Continued
$ 600,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)	5.000%		09/01/2027	$610,002
5,450,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Etiwanda)	5.375		09/01/2036	5,519,597
570,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.000		09/01/2027	581,702
2,470,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.375		09/01/2036	2,501,542
5,000,000	Rancho, CA Water District Financing Authority	5.000		08/01/2028	5,615,400
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)	5.875		09/01/2033	2,775,923
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250		09/01/2026	495,390
1,470,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.350		09/01/2036	1,461,739
15,000	Richgrove, CA School District	6.375		07/01/2018	15,143
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)	5.750		08/01/2029	2,305,400
2,660,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)	5.000		12/15/2026	2,620,632
1,165,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)	5.000		12/15/2033	1,123,969
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)	6.250		06/30/2037	2,870,775
10,530,000	Rio Hondo, CA Community College District	0.000	[6]	08/01/2042	7,228,950
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1	5.850		09/01/2035	3,028,650
14,645,000	River Islands, CA Public Financing Authority	5.200		09/01/2037	8,887,904
100,000	River Islands, CA Public Financing Authority	6.000		09/01/2027	87,711
25,000	River Islands, CA Public Financing Authority	6.000		09/01/2035	19,073
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)	5.000		08/01/2032	245,056
6,585,000	Riverside County, CA Community Facilities District (Scott Road)	7.250		09/01/2038	6,787,818
25,000	Riverside County, CA Community Facilities District Special Tax	5.600		09/01/2019	25,468
1,600,000	Riverside County, CA Palm Desert Financing Authority	6.000		05/01/2022	1,854,384
815,000	Riverside County, CA Public Financing Authority	5.000		05/01/2025	913,925
870,000	Riverside County, CA Public Financing Authority	5.000		05/01/2026	970,276
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)	6.000		10/01/2037	3,023,520
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000	[6]	10/01/2027	698,640

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000%[6]	10/01/2031	$709,900
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.500	10/01/2025	1,517,443
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.750	10/01/2030	1,384,452
1,000,000	Riverside, CA Improvement Bond Act 1915 (Hunter Park Assessment District)	5.200	09/02/2036	1,015,440
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A	5.300	09/01/2034	1,007,530
1,385,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 12	8.500	09/01/2038	1,552,447
25,000	Romoland, CA School District Special Tax	5.250	09/01/2035	25,214
1,975,000	Romoland, CA School District Special Tax	5.375	09/01/2038	1,979,385
1,250,000	Romoland, CA School District Special Tax Community Facilities District 2006-1	6.000	09/01/2041	1,288,475
2,250,000	Romoland, CA School District Special Tax Community Facilities District 91-18	6.000	09/01/2037	2,319,210
1,210,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	6.125	09/01/2034	1,247,280
1,000,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	6.250	09/01/2041	1,030,790
1,000,000	Ross Valley, CA School District	5.500	08/01/2041	1,163,120
1,200,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	1,206,636
3,190,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	3,206,269
2,115,000	Sacramento, CA Municipal Utility District	5.000	08/15/2033	2,168,573
15,000	Sacramento, CA Special Tax (North Natomas Community Facilities)	6.000	09/01/2033	15,319
100,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)	5.500	12/01/2020	100,210
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)	5.750	07/01/2020	1,411,616
1,200,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2020	1,150,488
20,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2024	18,768
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)	6.625	04/01/2026	1,877,195
1,410,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2027	1,369,914
3,235,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2037	2,972,480

36	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California Continued
$ 3,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000%	12/01/2031	$3,817,260
875,000	San Diego County, CA COP	5.600	07/01/2038	908,425
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)	5.750	12/01/2032	6,401,062
12,335,000	San Diego, CA Community College District[1]	5.000	05/01/2030	13,611,882
4,650,000	San Diego, CA Hsg. Authority (Island Village Apartments)	5.650	07/01/2034	4,838,418
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)	5.000	05/01/2029	3,280,080
20,000	San Diego, CA Improvement Bond Act 1915	6.200	09/02/2033	20,008
5,880,000	San Diego, CA Public Facilities Financing Authority	5.250	08/01/2027	7,048,532
1,000,000	San Diego, CA Public Facilities Financing Authority (Ballpark)	5.250	02/15/2032	1,083,190
10,000,000	San Diego, CA Regional Building Authority (County Operations Center & Annex)[1]	5.375	02/01/2036	11,327,500
1,000,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2031	1,117,190
1,000,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2032	1,112,170
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2024	15,021
665,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)[4]	5.000	08/01/2030	709,542
1,140,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)[4]	5.000	08/01/2031	1,211,752
845,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)[4]	5.000	08/01/2033	897,508
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.500	08/01/2039	2,322,800
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750	08/01/2033	489,560
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000	08/01/2033	588,865
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)	6.625	08/01/2039	1,677,390
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)	6.500	08/01/2032	577,265
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)	6.625	08/01/2039	636,871
1,090,000	San Gorgonio, CA Memorial Health Care District	6.750	08/01/2022	1,287,279
1,040,000	San Gorgonio, CA Memorial Health Care District	6.750	08/01/2023	1,222,853
6,500,000	San Gorgonio, CA Memorial Health Care District	7.100	08/01/2033	7,606,560
6,490,000	San Jacinto, CA Financing Authority, Tranche A	6.600	09/01/2033	5,727,750

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	37

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 6,345,000	San Jacinto, CA Financing Authority, Tranche B	6.600%	09/01/2033	$5,599,780
6,510,000	San Jacinto, CA Financing Authority, Tranche C	6.600	09/01/2033	5,733,292
500,000	San Jacinto, CA Unified School District Special Tax	5.100	09/01/2036	356,200
250,000	San Jacinto, CA Unified School District Special Tax	5.750	09/01/2040	257,643
25,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2032	25,088
1,000,000	San Jose, CA Airport	5.000	03/01/2025	1,126,530
70,000	San Jose, CA Airport	5.000	03/01/2031	70,214
5,250,000	San Jose, CA Airport	6.250	03/01/2034	6,330,503
935,000	San Jose, CA Finance Authority (Civic Center)	5.000	06/01/2032	938,095
20,000	San Jose, CA Finance Authority (Civic Center)	5.000	06/01/2037	20,066
35,000	San Jose, CA Improvement Bond Act 1915	5.875	09/02/2023	36,079
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.200	01/01/2041	3,151,670
70,000	San Jose, CA Redevel. Agency	5.000	08/01/2015	74,233
305,000	San Jose, CA Redevel. Agency	5.000	08/01/2018	318,463
125,000	San Jose, CA Redevel. Agency	5.000	08/01/2020	129,118
160,000	San Jose, CA Redevel. Agency	5.000	08/01/2025	162,818
145,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	147,313
995,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	1,019,537
230,000	San Jose, CA Redevel. Agency	5.000	08/01/2027	233,669
55,000	San Jose, CA Redevel. Agency	5.000	08/01/2028	55,799
2,000,000	San Jose, CA Redevel. Agency	5.850	08/01/2027	2,023,420
535,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2016	551,430
170,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2019	173,427
1,235,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2021	1,270,025
795,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2022	812,005
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2023	101,650
220,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2024	224,435
2,315,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2025	2,368,314
450,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2027	451,233
200,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2032	202,408
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)	6.600	09/01/2027	25,230

38	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California Continued
$ 1,000,000	San Marcos, CA Financing Authority Special Tax	5.000%	09/01/2036	$1,044,080
10,000,000	San Marcos, CA Unified School District[1]	5.250	08/01/2031	11,776,400
150,000	San Mateo, CA Joint Powers Financing Authority	5.125	07/15/2032	150,513
10,000,000	San Mateo, CA Union High School District[1]	5.000	09/01/2042	11,329,400
550,000	Santa Ana, CA Unified School District Special Tax	5.100	09/01/2035	508,349
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	5.850	08/01/2031	1,000,840
2,060,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	6.000	08/01/2041	2,061,421
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750	06/01/2026	3,369,000
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)	7.000	09/01/2036	9,986,692
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875	07/01/2036	2,131,185
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875	07/01/2042	3,136,172
805,000	Saugus, CA Union School District	6.750	09/01/2034	830,100
2,715,000	Saugus, CA Union School District	7.000	09/01/2041	2,799,871
3,855,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625	09/01/2038	4,619,408
1,645,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625	09/01/2038	1,971,187
415,000	Saugus, CA Union School District Special Tax	5.125	09/01/2031	427,554
200,000	Saugus, CA Union School District Special Tax	5.125	09/01/2032	206,040
2,000,000	Saugus, CA Union School District Special Tax	5.375	09/01/2042	2,060,300
10,000	Seaside, CA Redevel. Agency Tax Allocation	5.375	08/01/2033	10,059
2,500,000	Sequoia, CA Unified High School District	5.875	07/01/2036	3,101,400
5,000,000	Sequoia, CA Unified High School District	6.000	07/01/2043	6,224,050
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation	5.400	11/01/2026	1,092,169
3,335,000	Shafter, CA Community Devel. Agency Tax Allocation	5.450	11/01/2036	3,191,795
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation	7.000	10/01/2026	1,921,292
595,000	Soledad, CA Redevel. Agency (Soledad Redevel.)	5.350	12/01/2028	595,089
5,000	Sonoma County, CA Community Redevel. Agency (Roseland)	7.900	08/01/2013	5,141
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)	6.000	09/01/2036	2,241,100
4,500,000	Southern CA Metropolitan Water District	5.000	07/01/2035	5,234,895
790,000	Southern CA Mono Health Care District	5.000	08/01/2021	900,774
865,000	Southern CA Mono Health Care District	5.000	08/01/2022	985,979

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	39

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon		Maturity	Value

California Continued
$ 1,055,000	Southern CA Mono Health Care District	5.000%		08/01/2024	$1,185,229
2,085,000	Southern CA Public Power Authority	5.000		11/01/2033	2,329,842
470,000	Southern CA Public Power Authority	5.250		11/01/2022	548,274
50,000	Southern CA Public Power Authority	5.250		11/01/2023	57,720
250,000	Southern CA Public Power Authority	5.250		11/01/2026	286,620
205,000	Southern CA Public Power Authority Natural Gas	5.000		11/01/2028	226,322
165,000	Southern CA Public Power Authority Natural Gas	5.000		11/01/2029	182,490
2,255,000	Southern CA Public Power Authority Natural Gas	5.250		11/01/2027	2,575,706
4,000,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	3,565,800
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[2]	06/01/2046	2,490,329
7,475,000	Southern CA Tobacco Securitization Authority (TASC)	5.000		06/01/2037	6,826,918
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)	5.875		09/01/2037	2,053,060
75,000	Stockton, CA Public Financing Authority (Parking)	5.125		09/01/2030	67,775
1,000,000	Stockton, CA Public Financing Authority, Series A	5.250		09/01/2037	733,840
2,380,000	Stockton, CA Redevel. Agency (Stockton Events Center Arena)	5.000		09/01/2036	1,997,367
10,000	Suisun City, CA Public Financing Authority (Suisun City Redevel.)	5.200		10/01/2028	10,008
55,000	Susanville, CA Public Financing Authority	7.750		09/01/2017	55,259
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.500		06/01/2030	1,076,010
100,000	Temecula Valley, CA Unified School District Community Facilities District No. 2005-1	5.000		09/01/2036	101,205
20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)	5.100		09/01/2036	19,863
990,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	4.900		09/01/2013	962,904
165,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.000		09/01/2014	153,115
740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.050		09/01/2015	656,387
805,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.100		09/01/2016	683,695
8,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	5,857,600
13,790,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	9,359,687
1,575,000	Temecula, CA Redevel. Agency	5.125		08/01/2027	1,600,751
1,070,000	Trinidad, CA Unified School District	5.500		08/01/2047	1,214,557
4,260,000	Trinity County, CA COP	8.500		01/15/2026	4,263,067

40	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California Continued
$ 50,000	Truckee-Donner, CA Public Utility District Special Tax	6.100%	09/01/2033	$50,316
500,000	Tulare, CA Health Care District	6.500	08/01/2026	605,245
630,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000	10/15/2017	684,426
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000	10/15/2022	2,799,091
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.125	10/15/2027	323,123
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.125	10/15/2037	2,614,475
425,000	Turlock, CA Public Financing Authority	5.450	09/01/2024	425,621
1,500,000	Tustin, CA Unified School District	6.000	08/01/2036	1,891,260
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125	09/01/2026	452,745
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400	09/01/2032	598,725
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400	09/01/2032	496,942
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.650	09/01/2042	507,386
35,000	Union City, CA Special Tax Community Facilities District No. 1997-1	5.800	09/01/2028	35,010
10,000,000	University of California	5.000	05/15/2033	10,202,800
1,000,000	University of California (UCLA Health System)	5.250	05/15/2030	1,020,510
60,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)	6.000	09/01/2024	62,608
95,000	Vacaville, CA Public Financing Authority	5.400	09/01/2022	95,192
50,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)	6.000	09/01/2033	50,116
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	734,603
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.150	12/01/2031	1,559,160
1,000,000	Vernon, CA Electric System	5.000	08/01/2030	1,107,560
1,000,000	Vernon, CA Electric System	5.125	08/01/2033	1,101,820
3,000,000	Vernon, CA Electric System	5.500	08/01/2041	3,350,250
1,340,000	Victoria Gardens, CA Public Facilities Community Facilities District of Etiwanda[4]	5.000	09/01/2037	1,366,438
500,000	Victorville, CA Special Tax Community Facilities District 07-01	5.350	09/01/2042	515,220
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)	5.000	09/01/2024	50,929

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	41

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Principal Amount		Coupon	Maturity	Value

California Continued
$ 1,000,000	West Fresno, CA Elementary School District	6.600%	05/01/2035	$1,240,670
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500	09/01/2042	1,749,915
50,000	West Kern, CA Water District	4.500	06/01/2025	53,828
145,000	West Patterson, CA Financing Authority Special Tax	6.100	09/01/2032	145,918
1,000,000	Westlands, CA Water District	5.000	09/01/2032	1,157,810
500,000	Westlands, CA Water District	5.000	09/01/2034	577,560
1,000,000	Westside, CA Union School District	5.250	09/01/2036	1,010,350
2,300,000	Woodland, CA Finance Authority	6.000	03/01/2036	2,690,241
1,500,000	Woodland, CA Finance Authority	6.000	03/01/2041	1,739,655
10,000	Woodland, CA Special Tax Community Facilities District No. 1	6.000	09/01/2028	10,176
3,495,000	Yuba City, CA Redevel. Agency	5.250	09/01/2039	3,470,081
				1,741,036,222
U.S. Possessions—7.8%
3,000,000	Guam Government Business Privilege	5.125	01/01/2042	3,345,000
250,000	Guam Power Authority, Series A	5.000	10/01/2023	294,388
320,000	Guam Power Authority, Series A	5.000	10/01/2024	372,093
570,000	Guam Power Authority, Series A	5.000	10/01/2030	643,826
570,000	Guam Power Authority, Series A	5.000	10/01/2034	637,796
2,870,000	Northern Mariana Islands Ports Authority, Series A	5.500	03/15/2031	2,607,912
1,585,000	Northern Mariana Islands Ports Authority, Series A	6.250	03/15/2028	1,214,950
1,140,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,145,415
2,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2042	1,974,820
11,000,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	11,391,600
3,700,000	Puerto Rico Aqueduct & Sewer Authority	6.125	07/01/2024	4,055,200
3,500,000	Puerto Rico Commonwealth GO	5.250	07/01/2023	3,680,355
1,450,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	1,484,423
1,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2021	1,081,750
5,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	5,252,800
6,400,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	6,577,216
5,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	5,280,600
80,000	Puerto Rico Commonwealth GO	6.000	07/01/2036	83,513
1,100,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	1,159,389
1,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	1,085,130
1,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2040	1,105,230
5,000,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2029	5,080,550
5,000,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2042	4,890,500

42	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$ 1,220,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500%	10/01/2037	$1,260,382
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	253,473
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	171,287
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	228,152
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	6,054,758
2,500,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	2,665,500
5,055,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	5,586,281
13,260,000	Puerto Rico Public Finance Corp., Series B	5.500	08/01/2031	13,512,205
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	5,370,300
3,995,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	4,265,981
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	10,823,500
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	19,323,050
840,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	5.000	10/01/2032	924,084
1,000,000	V.I. Public Finance Authority, Series A	5.250	10/01/2024	1,056,460
				135,939,869
Total Investments, at Value (Cost $1,873,092,958)—108.0%				1,876,976,091
Liabilities in Excess of Other Assets—(8.0)				(138,325,811)
Net Assets—100.0%				$1,738,650,280

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Represents the current interest rate for a variable or increasing rate security.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2013. See Note 1 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CDA	Communities Devel. Authority
CFD	Community Facilities District
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipt
GO	General Obligation
HFA	Housing Finance Agency

IDA	Industrial Devel. Agency
INSD	Insured
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KCG	Kaiser Credit Group
KFHP	Kaiser Foundation Health Plan
KHAM	Kaiser Hospital Asset Management
KHPAM	Kaiser Health Plan Asset Management

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	43

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
OCEAA	Orange County Educational Arts Academy
ROLs	Residual Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka

SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
UCLA	University of California at Los Angeles
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

44	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 / (Unaudited)

Assets
Investments, at value (cost $1,873,092,958)—see accompanying statement of investments	$1,876,976,091
Cash	18,575,984
Receivables and other assets:
Interest	30,340,567
Shares of beneficial interest sold	3,390,037
Investments sold	3,348,131
Other	166,289
Total assets	1,932,797,099
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	169,480,000
Investments purchased (including $8,595,936 purchased on a when-issued or delayed delivery basis)	18,857,764
Shares of beneficial interest redeemed	2,550,714
Dividends	2,506,547
Distribution and service plan fees	335,010
Trustees’ compensation	244,567
Transfer and shareholder servicing agent fees	39,623
Shareholder communications	31,887
Interest expense on borrowings	2,093
Other	98,614
Total liabilities	194,146,819
Net Assets	$1,738,650,280
Composition of Net Assets
Par value of shares of beneficial interest	$195,929
Additional paid-in capital	2,264,367,517
Accumulated net investment income	6,561,112
Accumulated net realized loss on investments	(536,357,411)
Net unrealized appreciation on investments	3,883,133
Net Assets	$1,738,650,280

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	45

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,258,807,085 and 141,769,379 shares of beneficial interest outstanding)	$8.88
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.32
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,343,388 and 1,163,625 shares of beneficial interest outstanding)	$8.89
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $343,497,229 and 38,807,479 shares of beneficial interest outstanding)	$8.85
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $126,002,578 and 14,188,335 shares of beneficial interest outstanding)	$8.88

See accompanying Notes to Financial Statements.

46	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2013 / (Unaudited)

Investment Income
Interest	$55,171,933
Other income	1,109
Total investment income	55,173,042
Expenses
Management fees	3,660,237
Distribution and service plan fees:
Class A	1,515,845
Class B	60,053
Class C	1,684,658
Transfer and shareholder servicing agent fees:
Class A	154,360
Class B	7,207
Class C	66,398
Class Y	21,505
Shareholder communications:
Class A	26,268
Class B	1,306
Class C	11,487
Class Y	1,864
Interest expense and fees on short-term floating rate notes issued (See Note 1)	820,579
Borrowing fees	321,521
Trustees’ compensation	29,029
Interest expense on borrowings	11,547
Custodian fees and expenses	10,451
Other	153,357
Total expenses	8,557,672
Less waivers and reimbursements of expenses	(97,272)
Net expenses	8,460,400
Net Investment Income	46,712,642
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,260,456)
Net change in unrealized appreciation/depreciation on investments	26,760,390
Net Increase in Net Assets Resulting from Operations	$72,212,576

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	47

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$46,712,642	$84,013,853
Net realized loss	(1,260,456)	(50,092,309)
Net change in unrealized appreciation/depreciation	26,760,390	222,959,950
Net increase in net assets resulting from operations	72,212,576	256,881,494
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(34,762,573)	(65,976,324)
Class B	(283,377)	(882,738)
Class C	(8,193,913)	(16,222,206)
Class Y	(3,298,294)	(3,555,458)
	(46,538,157)	(86,636,726)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	45,553,975	116,520,297
Class B	(3,804,558)	(6,063,241)
Class C	17,779,908	15,583,592
Class Y	27,245,834	71,125,223
	86,775,159	197,165,871
Net Assets
Total increase	112,449,578	367,410,639
Beginning of period	1,626,200,702	1,258,790,063
End of period (including accumulated net investment income of $6,561,112 and $6,386,627, respectively)	$1,738,650,280	$1,626,200,702

See accompanying Notes to Financial Statements.

48	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Six Months Ended January 31, 2013 / (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$72,212,576
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(147,620,120)
Proceeds from disposition of investment securities	111,651,105
Short-term investment securities, net	(34,467,710)
Premium amortization	2,636,251
Discount accretion	(10,441,807)
Net realized loss on investments	1,260,456
Net change in unrealized appreciation/depreciation on investments	(26,760,390)
Change in assets:
Decrease in other assets	163,666
Increase in interest receivable	(668,584)
Increase in receivable for securities sold	(1,583,014)
Change in liabilities:
Increase in payable for securities purchased	16,393,458
Increase in other liabilities	45,580
Net cash used in operating activities	(17,178,533)
Cash Flows from Financing Activities
Proceeds from bank borrowings	199,400,000
Payments on bank borrowings	(221,800,000)
Proceeds from short-term floating rate notes issued	15,000,000
Proceeds from shares sold	375,253,835
Payments on shares redeemed	(317,537,976)
Cash distributions paid	(15,094,650)
Net cash provided by financing activities	35,221,209
Net increase in cash	18,042,676
Cash, beginning balance	533,308
Cash, ending balance	$18,575,984
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $30,414,873.
Cash paid for interest on bank borrowings—$12,661.
Cash paid for interest on short-term floating rate notes issued—$820,579.

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	49

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2013	Year Ended July 31	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class A	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$ 8.75	$7.75	$ 7.98	$6.70	$9.02	$11.43
Income (loss) from investment operations:
Net investment income[2]	.25	.51	.55	.57	.56	.57
Net realized and unrealized gain (loss)	.13	1.01	(.25)	1.27	(2.32)	(2.43)
Total from investment operations	.38	1.52	.30	1.84	(1.76)	(1.86)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.52)	(.53)	(.56)	(.56)	(.55)
Net asset value, end of period	$8.88	$8.75	$7.75	$7.98	$6.70	$9.02
Total Return, at Net Asset Value[3]	4.40%	20.31%	4.11%	27.95%	(19.14)%	(16.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,258,807	$1,194,157	$ 951,318	$1,130,392	$883,104	$1,344,257
Average net assets (in thousands)	$1,229,809	$1,037,577	$1,005,058	$1,082,612	$918,284	$1,584,343
Ratios to average net assets:[4]
Net investment income	5.64%	6.18%	7.21%	7.34%	8.21%	5.69%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.73%	0.75%	0.75%	0.75%	0.79%	0.70%
Interest and fees from borrowings	0.04%	0.04%	0.07%	0.25%	1.09%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.12%	0.24%	0.22%	0.67%	0.78%
Total expenses	0.87%	0.91%	1.06%	1.22%	2.55%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.90%	1.06%	1.21%	2.55%	1.64%
Portfolio turnover rate	8%	10%	27%	23%	32%	45%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

50	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class B	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.76	$7.76	$7.99	$6.70	$9.02	$11.44
Income (loss) from investment operations:
Net investment income[2]	.21	.44	.49	.51	.51	.49
Net realized and unrealized gain (loss)	.13	1.01	(.25)	1.28	(2.33)	(2.45)
Total from investment operations	.34	1.45	.24	1.79	(1.82)	(1.96)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.45)	(.47)	(.50)	(.50)	(.46)
Net asset value, end of period	$8.89	$8.76	$7.76	$7.99	$6.70	$9.02
Total Return, at Net Asset Value[3]	3.94%	19.26%	3.22%	27.03%	(19.85)%	(17.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,343	$13,960	$18,138	$24,850	$22,476	$40,026
Average net assets (in thousands)	$11,887	$15,887	$21,006	$25,296	$25,591	$51,641
Ratios to average net assets:[4]
Net investment income	4.78%	5.39%	6.35%	6.50%	7.35%	4.85%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.60%	1.61%	1.61%	1.60%	1.64%	1.53%
Interest and fees from borrowings	0.04%	0.04%	0.07%	0.25%	1.09%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.12%	0.24%	0.22%	0.67%	0.78%
Total expenses	1.74%	1.77%	1.92%	2.07%	3.40%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.76%	1.92%	2.06%	3.40%	2.47%
Portfolio turnover rate	8%	10%	27%	23%	32%	45%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	51

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class C	(Unaudited)	2012	2011[1]	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.72	$7.73	$7.96	$6.68	$9.00	$11.40
Income (loss) from investment operations:
Net investment income[2]	.22	.44	.49	.51	.51	.49
Net realized and unrealized gain (loss)	.12	1.01	(.25)	1.27	(2.32)	(2.42)
Total from investment operations	.34	1.45	.24	1.78	(1.81)	(1.93)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.46)	(.47)	(.50)	(.51)	(.47)
Net asset value, end of period	$8.85	$8.72	$7.73	$7.96	$6.68	$9.00
Total Return, at Net Asset Value[3]	4.01%	19.31%	3.33%	27.06%	(19.82)%	(17.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$343,497	$320,829	$270,347	$314,047	$242,207	$343,268
Average net assets (in thousands)	$333,723	$288,500	$284,373	$302,114	$243,658	$402,977
Ratios to average net assets:[4]
Net investment income	4.87%	5.42%	6.43%	6.57%	7.47%	4.91%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.52%	1.53%	1.52%	1.57%	1.48%
Interest and fees from borrowings	0.04%	0.04%	0.07%	0.25%	1.09%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.12%	0.24%	0.22%	0.67%	0.78%
Total expenses	1.64%	1.68%	1.84%	1.99%	3.33%	2.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.67%	1.84%	1.98%	3.33%	2.42%
Portfolio turnover rate	8%	10%	27%	23%	32%	45%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

	Six Months Ended January 31, 2013	Year Ended July 31,	Period Ended July 29,
Class Y	(Unaudited)	2012	2011[1]
Per Share Operating Data
Net asset value, beginning of period	$8.75	$7.76	$7.73
Income (loss) from investment operations:
Net investment income[2]	.26	.52	.38
Net realized and unrealized gain	.13	1.01	.01
Total from investment operations	.39	1.53	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.54)	(.36)
Net asset value, end of period	$8.88	$8.75	$7.76
Total Return, at Net Asset Value[3]	4.52%	20.43%	5.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,003	$97,255	$18,987
Average net assets (in thousands)	$111,563	$54,713	$ 8,939
Ratios to average net assets:[4]
Net investment income	5.88%	6.28%	7.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.49%	0.50%	0.55%
Interest and fees from borrowings	0.04%	0.04%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.12%	0.24%
Total expenses	0.63%	0.66%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.65%	0.85%
Portfolio turnover rate	8%	10%	27%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	53

NOTES TO FINANCIAL STATEMENTS    January 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer California Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond

54	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	55

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their

56	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $68,690,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2013, municipal bond holdings with a value of $330,290,888 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $169,480,000 in short-term floating rate securities issued and outstanding at that date.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	57

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

At January 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,500,000	Anaheim, CA Public Financing Authority ROLs[3]	16.080%	10/1/39	$3,865,700
5,000,000	Bay Area, CA Toll Authority ROLs	10.403	4/1/43	6,537,000
5,000,000	Bay Area, CA Toll Authority (San Francisco Bay Area) ROLs[3]	10.656	4/1/44	6,623,200
5,000,000	CA Dept. of Water Resources (Center Valley) ROLs[3]	9.946	12/1/35	7,150,400
7,110,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)	8.737	10/1/39	9,163,581
2,840,000	Citrus, CA Community College District DRIVERS	16.563	6/1/31	4,683,387
7,500,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	9.439	6/1/36	10,080,150
5,000,000	Foothill, CA De Anza Community College District	9.439	8/1/40	6,398,200
1,290,000	Grossmont, CA Union High School District ROLs[3]	19.989	8/1/30	2,211,679
1,225,000	Grossmont, CA Union High School District ROLs[3]	20.026	8/1/31	2,058,588
5,000,000	Grossmont, CA Union High School District ROLs[3]	10.453	8/1/45	6,831,600
7,500,000	Los Angeles, CA Community College District ROLs[3]	9.389	8/1/33	9,839,550
2,500,000	Los Angeles, CA Community College District ROLs[3]	22.193	8/1/33	5,033,400
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	11.985	5/15/24	7,013,482
3,335,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.301	5/15/26	4,882,774
3,665,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.312	5/15/27	5,316,779
3,365,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.306	5/15/28	4,652,718
3,405,000	Los Angeles, CA Dept. of Airports ROLs	14.839	5/15/25	5,051,556
1,500,000	Los Angeles, CA Dept. of Water & Power DRIVERS	8.513	7/1/34	2,024,760
6,000,000	Los Angeles, CA Dept. of Water & Power DRIVERS	8.513	7/1/38	7,940,040
8,150,000	Los Angeles, CA Harbor Dept. DRIVERS	8.307	8/1/34	10,941,212
3,750,000	RBC Municipal Products Incorporated Trust Residual Certificates Series 0-59-2	18.149	7/1/43	6,081,600
1,250,000	RBC Municipal Products Incorporated Trust Residual Certificates Series 0-59-2	18.149	7/1/38	2,049,350
6,170,000	San Diego, CA Community College District ROLs[3]	9.435	5/1/30	7,446,882
2,500,000	San Diego, CA Regional Building Authority (County Operations Center & Annex) DRIVERS	16.279	2/1/36	3,827,500
5,000,000	San Marcos, CA Unified School District ROLs[3]	9.946	8/1/31	6,776,400
5,000,000	San Mateo, CA Union High School District ROLs[3]	9.439	9/1/42	6,329,400

				$160,810,888

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to

58	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $169,480,000 or 8.77% of its total assets as of January 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$8,595,936

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	59

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2013 is as follows:

Cost	$6,865,820
Market Value	$3,142,585
Market Value as a % of Net Assets	0.18%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$2,066,773
2016	33,667,971
2017	100,477,817
2018	223,689,715
2019	31,408,386
No expiration	139,798,392

Total	$531,109,054

As of January 31, 2013, it is estimated that the capital loss carryforwards would be $391,310,662 expiring by 2019 and $141,058,848 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

60	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,707,086,453	[1]

Gross unrealized appreciation	$152,619,770
Gross unrealized depreciation	(149,835,532)

Net unrealized appreciation	$2,784,238

1. The Federal tax cost of securities does not include cost of $167,105,400, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13,607
Payments Made to Retired Trustees	17,613
Accumulated Liability as of January 31, 2013	125,451

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	61

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

62	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	63

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

64	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,741,036,222	$—	$1,741,036,222
U.S. Possessions	—	135,939,869	—	135,939,869

Total Assets	$—	$1,876,976,091	$—	$1,876,976,091

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	65

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	31,992,017	$283,393,499	40,316,231	$330,174,508
Dividends and/or distributions reinvested	2,587,986	22,908,218	5,414,883	44,404,478
Redeemed	(29,355,699)	(260,747,742)	(31,861,513)	(258,058,689)

Net increase	5,224,304	$45,553,975	13,869,601	$116,520,297

Class B
Sold	12,688	$112,532	213,431	$1,729,614
Dividends and/or distributions reinvested	25,532	226,120	82,651	677,578
Redeemed	(468,888)	(4,143,210)	(1,038,255)	(8,470,433)

Net decrease	(430,668)	$(3,804,558)	(742,173)	$(6,063,241)

Class C
Sold	4,824,785	$42,612,583	6,695,347	$54,968,716
Dividends and/or distributions reinvested	614,322	5,420,505	1,304,195	10,655,394
Redeemed	(3,425,620)	(30,253,180)	(6,164,821)	(50,040,518)

Net increase	2,013,487	$17,779,908	1,834,721	$15,583,592

Class Y
Sold	5,287,125	$46,920,695	10,183,767	$83,383,497
Dividends and/or distributions reinvested	210,039	1,860,030	207,366	1,717,444
Redeemed	(2,426,527)	(21,534,891)	(1,721,629)	(13,975,718)

Net increase	3,070,637	$27,245,834	8,669,504	$71,125,223

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$147,620,120	$111,651,105

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

66	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	67

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$2,320,285
Class C	7,898,149

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$177,578	$785,394	$8,921	$17,564

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2013, the Manager reimbursed the Fund $97,272 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than

68	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1945% as of January 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2013 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2013, the Fund had no borrowings outstanding. Details of the borrowings for the six months ended January 31, 2013 are as follows:

Average Daily Loan Balance	$10,179,891
Average Daily Interest Rate	0.246%
Fees Paid	$131,194
Interest Paid	$12,661

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	69

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 31, 2013.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor

70	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

(the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	71

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation Continued

complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

72	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	73

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load California municipal debt funds. The Board noted that the Fund’s one-year and three-year performance was better than its peer group median, although its five-year and ten-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and

74	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load California municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its expense group median and average. The Fund’s total expenses were higher than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	75

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

76	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	77

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

78	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	79

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

80	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0790.001.0113 March 22, 2013

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)  Exhibits attached hereto.

(3)  Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer California Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013